UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 9, 2021

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2021, Iteris, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock represented in person or by proxy at the Annual Meeting was 34,490,094 or 81.57% of the issued and outstanding shares as of the record date for the Annual Meeting. At the Annual Meeting, the Company’s stockholders (i) elected the six persons set forth below under “Proposal One: Election of Directors” to the Company’s Board of Directors; (ii) approved, the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2021 (the “Proxy Statement”); (iii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement; and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022.

The detailed voting results on matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal 1:  Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
J. Joseph (“Joe”) Bergera	22,848,827	2,853,314	18,250	8,769,703
Anjali Joshi	22,810,989	1,583,917	1,325,485	8,769,703
Gerard M. Mooney	21,940,124	1,627,284	2,152,983	8,769,703
Laura L. Siegal	21,961,866	1,587,815	2,170,710	8,769,703
Thomas L. Thomas	21,775,848	3,084,036	860,507	8,769,703
Dennis W. Zank	21,999,820	1,566,963	2,153,608	8,769,703

Proposal 2:  Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
19,221,381	6,390,107	108,903	8,769,703

Proposal 3:  Advisory Vote Regarding Executive Compensation

For	Against	Abstain	Broker Non-Votes
22,483,677	3,122,409	114,305	8,769,703

Proposal 4:  Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022

For	Against	Abstain	Broker Non-Votes
31,073,754	3,412,962	3,378	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2021

ITERIS, INC., a Delaware corporation

	By:	/S/ DOUGLAS L. GROVES
Douglas L. Groves
Chief Financial Officer